Exhibit 99(a)
Annual Meeting of Shareholders April 19, 2006 Growing Revenue, Driving Efficiencies Mike Vea Chairman, President and Chief Executive Officer

Agenda Business Meeting CEO Report Questions and Answers

Business Meeting

CEO Report

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the federal securities laws. These statements are provided to assist in the understanding of future financial performance. They are based on current expectations and involve a number of risks and uncertainties. Actual results could materially differ from the results anticipated in any forward-looking statements. Factors that might cause such a difference include, but are not limited to: general, regional, and local economic conditions and their affect on interest rates, the yield curve, the Company and its customers; credit risks and risks of concentration (geographic and by industry) within the company's loan portfolio; changes in regulations or accounting policies affecting financial institutions; the costs and effects of litigation and of unexpected or adverse outcomes of such litigation; technological changes; acquisitions and integration of acquired businesses; The failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities; the outcome of efforts to manage interest rate or liquidity risk; competition; and acts of war or terrorism Integra Bank Corporation undertakes no obligation to release revisions to these forward- looking statements or to reflect events or conditions occurring after the date of this presentation.

Today's Presentation At A Glance Who We Are A proud heritage of community banking What We Are Accomplishing Strong core banking trends Arrows going in the right direction 2006 Priorities Continue earnings and revenue improvement through Strong customer growth Continue asset mix improvement Efficiency improvement Credit Quality Capital management First Quarter 2006 Results

Who We Are

Who We Are . . . Overview Founded in 1850 in Evansville - Indiana's 3rd largest city Common stock IBNK trades on NASDAQ Dividend paid every year since 1923 Snapshot Assets $2.7 bn Banking Centers 74 ATMs 126 Shares Outstanding 17.5 mm Daily Avg Volume 27.9K

Who We Are... Integra's Strategy Increase shareholder value through more consistent and higher levels of revenue and earnings, or more simply; Grow our Customer Base and Provide More Services to Them Tactical plans to achieve our strategy Grow low cost deposits Increase fee income Improve asset mix, grow loans Drive efficiencies Continue credit quality improvements

What We Are Accomplishing

2005 Results Full year $1.56 EPS Best in 5 years Arrows pointing in the right direction Strong customer growth Solid growth in loans, deposits, and fee income Expenses decreased 4.5%* Margin impacted by flat yield curve Good credit quality, with one exception *Non-Interest Expense of $138.2 million in 2004 was adjusted for debt prepayment penalties of $57 million.

Total # of Checking Accounts 92,000 94,000 96,000 98,000 100,000 102,000 104,000 106,000 108,000 110,000 4Q04 1Q05 2Q05 3Q05 4Q05 Total # of Checking Accounts Branch Sale Impact Checking Account Growth Checking accounts grew 12% due to our high performance checking initiative. 1/3 of the new accounts were from customer referrals. Branch sale in 2Q05 resulted in sale of 2,647 checking accounts, percentage growth is 4Q05 over 4Q04 +12%

Commercial Loans and Leases 800,000 820,000 840,000 860,000 880,000 900,000 920,000 940,000 4Q04 1Q05 2Q05 3Q05 4Q05 Commercial Loan Growth Commercial balances increased 12% due to new initiatives, capture of market share and economic pick-up. ($ in 000s) +12% Loan and deposit balances are average balances, percentage growth is 4Q05 over 4Q04

Consumer Loans 380,000 400,000 420,000 440,000 4Q04 1Q05 2Q05 3Q05 4Q05 Consumer Loan Growth Consumer Loans increased 9%, consistent with 5 year trends. ($ in 000s) +9% Loan and deposit balances are average balances, percentage growth is 4Q05 over 4Q04

($ in 000s) +34 % Deposit Service Charges 2,600 3,000 3,400 3,800 4,200 4,600 4Q04 1Q05 2Q05 3Q05 4Q05 Deposit Service Charges Fee Income Growth Service charges on deposit accounts grew 34%. New checking account growth has driven the increase. Percentage growth is 4Q05 over 4Q04

Net Interest Income & Margin Net Interest Income (NII) impacted by yield curve changes. Net Interest Income & NIM Trend 19,600 19,800 20,000 20,200 20,400 20,600 20,800 21,000 21,200 21,400 1Q05 2Q05 3Q05 4Q05 3.25% 3.30% 3.35% 3.40% 3.45% 3.50% 3.55% NET INTEREST INCOME NET INTEREST MARGIN

Efficiency Focused Non-Interest Expense (NIE) fell $3.6MM (4.5%) year over year (*), with an additional $3MM reduction anticipated in 2006. (*) Non-Interest Expense of $138.2 million in 2004 was adjusted for debt prepayment penalties of $57 million. NIE and FTE Trend 74,000 75,000 76,000 77,000 78,000 79,000 80,000 81,000 82,000 83,000 84,000 2002 2003 2004 2005 800 820 840 860 880 900 920 940 NIE FTE

Improving Earning Asset Mix Continued attrition of the investment portfolio, coupled with solid loan growth has driven a more attractive asset mix. Investments / Assets 24.00% 25.00% 26.00% 27.00% 28.00% 29.00% 30.00% 4Q04 1Q05 2Q05 3Q05 4Q05

Deposit Mix Transformation New initiatives and pricing discipline have translated into a more attractive deposit mix. Transaction Deposits / Total Deposits 40.00% 44.00% 48.00% 52.00% 56.00% 60.00% 2000 2001 2002 2003 2004 2005

Credit Quality Improvements In 2Q05, Integra placed a secured loan participation on non-accrual ($13.9MM YE Balance). An appropriate reserve was established. Grocer loan was paid off April 11, 2006. While NPAs have shown marked improvement, net charge-offs have been stable.

2006 Priorities

2006 Priorities - Continue Successful Initiatives Strategic Plan Goals 3 Year Plan established in 2003 2006 Priorities tied to accomplishing Strategic Plan Goals Target Peer Median or better performance by end of 2006, up from bottom of Peer Group Earnings, Credit Quality, and Return on Capital are primary measures Measures should improve Price to Earnings, Multiple versus Peers

2006 Priorities (con't) 2006 EPS guidance: $1.65 - $1.72 per diluted share Continue customer growth Core checking account growth, cross-sell, customer referrals Asset mix improvements Commercial loan growth through CRE, business banking and contiguous market expansion Continued reductions in securities and mortgages Margin optimization, reduced interest rate risk Efficiency improvements Reduced NIE by $3.6MM in 2005, targeting $3MM additional in 2006 Targeting a 60% efficiency ratio by 4Q06 Acquisitions in attractive contiguous markets Capital management

2006 Priorities (con't) High Performance Checking Focus on core checking account acquisition through product simplification and leveraging direct mail expertise Accelerate growth through existing branch network Grow net checking accounts by over 12,000 in 2006 Increase deposit service charges by over $2MM Drive checking deposit growth of $20MM Leverage cross-sell opportunity

2006 Priorities (con't) Commercial loan initiatives Metro commercial real estate (CRE) strategy Hired CRE team in 2003 that executive management worked with previously. Offices open in Cincinnati, Louisville and Cleveland. Target financially strong developers with proven track records. Many projects have investment grade tenants. $292 million in balances as of 3/31/06 Average note size of $2.3MM Primarily floating rate construction loans Underwritten to secondary market standards Plan contiguous market expansions

First Quarter 2006 Financial Results

First Quarter 2006 Financial Results Net Income of $6.6 million, or 37 cents per diluted share Customer growth drove increases: Loans (Avg.) +6% sequentially (Commercial +17%) Deposits (Avg. )+6% sequentially Non-Interest Income +23% vs. year ago quarter Absorbed impact of higher tax rate based on Company's expected higher earnings throughout 2006 (1.9 cents per share) and employee departure expense (0.9 cents per share)

First Quarter 2006 Financial Results (con't) Three important recent announcements: Payoff of $12.6 million Non-Performing Loan on April 11, 2006 (Accretive to 2006 earnings, 56% reduction in NPL's) Appointment of Martin Zorn as CFO 2.5% Stock Buyback Program

First Quarter 2006 Financial Results (con't) Growth Initiatives Escalating Commercial Real Estate, $292 million loan balance High Performance Checking, double digit new checking account growth Several profit initiatives implemented in First Quarter

Investment Thesis

IBNK Price Performance Dividend yield of 2.81% as of April 13, 2006 Total Price Return = -1.3% IBNK return compared to -7.4% for our Peer Group Note: Peer group consists of the following: CBCF, FMBI, RBNC, PRK, AMFI, WSBC, FFBC, CHFC, SRCE, FRME, IBCP, CBC, CTBI, HTLF, MBHI, THFF, FINB, RBCAA, LKFN. As of April 13, 2006.

Third Party Assessments ISS Corporate Governance Quotient (CGQ) Ratings As of April 2006, Integra outperformed 97.7% of the companies in the Russell 3000 Index and 98.3% of the companies in the banking group Moody's Investor Services Assigned Integra Bank Long-Term Deposits with Investment Grade Rating of Baa2 Reaffirmed rating March, 2006

Investment Thesis Gaining momentum Demonstrating success in growing customers, and their related loans and deposits Leveraging deposit gathering skills with additional lending initiatives Continuing efficiency improvements A stock with expansion opportunity Lower price/book and price/earnings than peers, closing the gap

Thank you for your interest in Integra (IBNK) For more information: Visit our website, www.integrabank.com Listen to our web casts to follow our progress Call our CEO, Mike Vea, with additional questions (812) 464-9604

Questions and Answers